As filed with the Securities and Exchange Commission on December 6, 2002
Securities Act File No. 2-96581
Investment Company Act File No. 811-4264

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 32	☒
(Check appropriate box or boxes)

Merrill Lynch California Insured Municipal Bond Fund
of Merrill Lynch California Municipal Series Trust
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)
(609) 282-2800
Registrant’s Telephone Number, including Area Code

Terry K. Glenn
Merrill Lynch California Municipal Series Trust
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Counsel for the Trust: SIDLEY AUSTIN BROWN & WOOD LLP 787 Seventh Avenue New York, New York 10019-6018 Attention: Thomas R. Smith, Jr., Esq.	Philip L. Kirstein, Esq. FUND ASSET MANAGEMENT P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:    Shares of Beneficial Interest, par value $.10 per share.

www.mlim.ml.com
Prospectus

December 6, 2002

Merrill Lynch California Insured Municipal Bond Fund
of Merrill Lynch California Municipal Series Trust

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Investment Grade — any of the four highest debt obligation ratings by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings.

California Municipal Bond — a debt obligation issued by or on behalf of a governmental entity in California or other qualifying issuer that pays interest exempt from California income taxes as well as from Federal income tax.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND AT A GLANCE

What is the Fund’s investment objective?
The investment objective of the Fund is to provide shareholders with income exempt from Federal and California income taxes.

What are the Fund’s main investment strategies?
The Fund invests primarily in a portfolio of long term investment grade California municipal bonds. These may be obligations of a variety of issuers including governmental entities in California and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its net assets in California municipal bonds and at least 80% of its net assets in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest up to 20% of its assets in high yield bonds (also known as “junk” bonds); however, the Fund will not invest in bonds that are in default or that Fund management believes will be in default. The Fund also may invest in certain types of derivative securities. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal circumstances, the Fund’s weighted average maturity will be more than ten years. The Fund cannot guarantee that it will achieve its objective.

What are the main risks of investing in the Fund?
As with any mutual fund, the value of the Fund’s investments — and therefore the value of Fund shares — may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the municipal bond market generally or a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments like municipal bonds goes down. Also, Fund management may select securities that underperform the bond markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Since the Fund invests at least 80% of its net assets in California municipal bonds, it is more exposed to negative political or economic factors in California than a fund that invests more widely.

High yield bonds may be volatile and subject to liquidity, leverage and credit risks.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	3

Who should invest?
Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you:

•	Are looking for income that is exempt from Federal and California income taxes

•	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds

•	Are looking for liquidity

•	Can tolerate the risk of loss caused by negative political or economic developments in California, changes in interest rates or adverse changes in the price of bonds in general

4	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Lehman Brothers Municipal Bond Index, a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.50% (quarter ended March 31, 1995) and the lowest return for a quarter was -6.25% (quarter ended March 31, 1994). The Fund’s year-to-date return as of September 30, 2002 was 8.89%.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	5

The table below compares the average annual total returns for the Fund’s shares with those of the Lehman Brothers Municipal Bond Index. After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2001)		One Year	Five Years	Ten Years/ Life of Fund

Merrill Lynch California Insured Municipal Bond Fund	A
Return Before Taxes*		0.54%	4.53%	5.73%

Merrill Lynch California Insured Municipal Bond Fund	B
Return Before Taxes*		0.31%	4.88%	5.63%
Return After Taxes on Distributions*		0.31%	4.77%	5.44%
Return After Taxes on Distributions and Sale of Fund Shares*		2.01%	4.84%	5.47%

Merrill Lynch California Insured Municipal Bond Fund	C
Return Before Taxes*		3.19%	4.77%	5.84%†

Merrill Lynch California Insured Municipal Bond Fund	D
Return Before Taxes*		0.53%	4.44%	5.78%†

Lehman Brothers Municipal Bond Index**		5.13%	5.98%	6.63%/7.20%††

*	Includes all applicable fees and sales charges.
**
This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

†	Class inception date is October 21, 1994.
††	Past ten years and since October 31, 1994.

6	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

UNDERSTANDING  EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:
Shareholder Fees — these include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:
Annual Fund Operating  Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A	Class B(b)	Class C	Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%(c)	None	None	4.00%(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.00%(c)	1.00%(c)	None(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.55%	0.55%	0.55%	0.55%

Distribution and/or Service (12b-1) Fees(e)	None	0.50%	0.60%	0.10%

Other Expenses (including transfer agency fees)(f)	0.16%	0.17%	0.17%	0.16%

Total Annual Fund Operating Expenses(g)	0.71%	1.22%	1.32%	0.81%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class D shares approximately ten years after you buy them. Then they will no longer be subject to distribution fees and will pay lower account maintenance fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)
The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f)
Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for such services.

(g)
The Fund incurred expenses in connection with its acquisition of Merrill Lynch California Limited Maturity Municipal Bond Fund and Merrill Lynch California Insured Municipal Bond Fund during the fiscal year ended August 31, 2002. The figures shown do not include these non-recurring expenses. If these expenses were included, the Total Annual Fund Operating Expenses would be 0.74%, 1.25%, 1.35%, and 0.84% for Classes A, B, C and D respectively.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	7

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$470	$618	$779	$1,247

Class B	$524	$687	$870	$1,477

Class C	$234	$418	$723	$1,590

Class D	$479	$648	$832	$1,362

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A	$470	$618	$779	$1,247

Class B	$124	$387	$670	$1,477

Class C	$134	$418	$723	$1,590

Class D	$479	$648	$832	$1,362

8	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

Details About the Fund

ABOUT THE PORTFOLIO MANAGER
Walter O’Connor is the portfolio manager of the Fund. Mr. O’Connor has been a Director (Tax-Exempt Fund Management) of Merrill Lynch Investment Managers since 1997 and was a Vice President thereof from 1993 to 1997. Mr. O’Connor has been a portfolio manager with Merrill Lynch Investment Managers since 1991.

HOW THE FUND INVESTS

The Fund’s main objective is to seek income exempt from Federal and California income taxes. The Fund invests primarily in long term, investment grade California municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in California or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Fund will invest at least 80% of its net assets in California municipal bonds.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s assets will be invested in investment grade securities. The Fund may invest up to 20% of its assets in high yield (“junk”) bonds. These bonds are generally more speculative and involve greater price fluctuations than investment grade securities.

The Fund will invest at least 80% of its assets in municipal obligations that are covered by insurance. Under normal conditions, the Fund’s weighted average maturity will be more than ten years. For temporary periods, however, the Fund may invest up to 35% of its assets in short term tax exempt or taxable money market obligations, although the Fund will not generally invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Fund may invest without limitation in short term tax exempt or taxable money market obligations. These short term investments may limit the potential for the Fund to achieve its objective. The Fund may also invest uninvested cash balances in affiliated money market funds.

The Fund may use derivatives including futures, options, indexed securities, inverse securities and swap agreements. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index. Derivatives may be volatile and subject to liquidity, leverage and credit risks.

The Fund’s investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

Economic conditions in California are influenced by developments in a number of industries including technology business services (such as computer software), construction, computers and electronic components, as well as by the economies of Canada and Latin America, California’s largest trading partners. Fund management believes that current economic conditions in California will enable the Fund to continue to invest in high quality California municipal bonds.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	9

ABOUT THE MANAGER
The Fund is managed by Fund Asset Management.

Fund management considers a variety of factors when choosing investments, such as:

•	Credit Quality of Issuers — based on bond ratings and other factors including economic and financial conditions.

•
Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

•
Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Market Risk and Selection Risk — Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the bond markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

10	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

State Specific Risk — Because the Fund invests primarily in California municipal bonds, it is more exposed to risks affecting issuers of California municipal bonds than a fund that invests more widely. During the late 1990’s, California’s economy began to recover from a deep recession it suffered at the beginning of the decade. California’s financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California’s cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years. In the first quarter of 2001, however, economic growth in California began to slow. Since January 2002, the revenue situation has deteriorated further and through May 31, 2002, general fund revenues were below forecast. The 2002 Governor’s Budget projected budget shortfalls through fiscal 2003, which the 2002 Budget Act closes through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes. The 2002 Budget Act, however, contains a structural deficit estimated to be in the range of $10 billion for fiscal 2003-2004. Similar deficits are estimated for several further years absent some corrective action. Currently, California’s general obligation bonds are rated A1, A+, and AA by Moody’s, S&P and Fitch, respectively, with some agencies maintaining a negative outlook.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Borrowing and Leverage Risk — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments and options.

The Fund may also be subject to risks associated with certain types of obligations in which it may invest, including:

General Obligation Bonds — The faith, credit and taxing power of the issuer that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	11

Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities. Industrial development bonds are one type of revenue bond.

Industrial Development Bonds — Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Insured Municipal Bonds — Insurance guarantees that interest payments on a bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s value. Also, the Fund cannot be certain that any insurance company will make the payments it guarantees. The Fund may lose money on its investment

12	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

if the insurance company does not make these payments. In addition, if the Fund purchases the insurance, it must pay the premiums, which will reduce the Fund’s yield. The Fund intends to use only insurance companies that have an AAA credit rating from S&P or Fitch or an Aaa credit rating from Moody’s. However, if insurance from insurers with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Junk Bonds — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. The Fund does not intend to purchase debt securities that are in default or that Fund management believes will be in default. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	13

securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Derivatives — The Fund may use derivative instruments including indexed and inverse securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures and swap agreements. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Indexed and Inverse Floating Rate Securities — The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on

14	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Indexed securities and inverse floaters are derivative securities and can be considered speculative.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	15

Your Account

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.10%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.25% on  Class B shares or 0.35% on Class C shares and an account maintenance fee of 0.25% on both classes. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch. The Fund is a series of the Merrill Lynch California Municipal Series Trust.

16	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

	Class A	Class B	Class C	Class D

Availability
Limited to certain investors including:
•Current Class A shareholders
•Participants in certain Merrill Lynch sponsored programs
•Certain affiliates of Merrill Lynch, selected securities dealers and other financial intermediaries.
		Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee. 0.25% Distribution Fee.	0.25% Account Maintenance Fee. 0.35% Distribution Fee.	0.10% Account Maintenance Fee. No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately ten years.	No.	N/A

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	17

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class A and Class D Shares — Initial Sales Charge Options
If you select Class A or Class D shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	4.00%	4.17%	3.75%

$25,000 but less than $50,000	3.75%	3.90%	3.50%

$50,000 but less than $100,000	3.25%	3.36%	3.00%

$100,000 but less than $250,000	2.50%	2.56%	2.25%

$250,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**
If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:
•	Purchases under a Right of Accumulation or Letter of Intent
•	TMASM Managed Trusts
•	Certain Merrill Lynch investment or central asset accounts
•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances
•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees
•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates.

18	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.10% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary or contact the Fund’s Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options
If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.25% for Class B shares and 0.35% for Class C shares and account maintenance fees of 0.25% for Class B and Class C shares each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	19

Class B Shares
If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

*
The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Shares purchased prior to December 1, 2002 will be subject to the four year contingent deferred sales charge schedule then in effect. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•
Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates, or in connection with involuntary termination of an account in which Fund shares are held

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D

20	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares
If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	21

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call  1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

22	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select Pricing table on page 17. Be sure to read this prospectus carefully.

Next, determine the amount of your investment
The minimum initial investment for the Fund is $1,000 for all accounts except that certain Merrill Lynch fee-based programs have a $250 initial minimum investment.

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order
The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

Or contact the Transfer Agent
To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares
The minimum investment for additional purchases is generally $ 50 except that certain programs, such as automatic investment plans, may have higher minimums.

(The minimum for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary
You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: •Transfer your shares to an account with the Transfer Agent; or •Sell your shares, paying any applicable deferred sales charge.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	23

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order
The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent
You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange and registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan
You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA® Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

24	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus
You can exchange your shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to purchase Class A shares), you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit Cash Reserves Fund.

To exercise the exchange privilege contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Fund management’s opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in that Fund or other Merrill Lynch funds, and accounts under common ownership or control.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	25

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

26	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

Dividends — exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute net investment income monthly, and net realized capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent.

To the extent that the dividends distributed by the Fund are from municipal bond interest income, they are exempt from Federal income tax but may be subject to state or local income taxes. Interest income from other investments may produce taxable dividends. Dividends derived from capital gains realized by the Fund will be subject to Federal income tax and generally will be subject to California income tax as well. Certain investors may be subject to a Federal alternative minimum tax on dividends received from the Fund.

So long as at least 50% of the value of the Fund’s total assets consists of California Municipal Bonds at the end of each quarter of the Fund’s taxable year, the portion of dividends distributed by the Fund derived from California municipal bond interest income will also be exempt from California income tax. If you are subject to income tax in a state other than California, the dividends derived from California municipal bonds will generally not be exempt from income tax in that state.

Generally, within 60 days after the end of the Fund’s taxable year, you will be informed of the amount of exempt-interest dividends, ordinary income dividends and capital gain dividends you received that year. Capital gain

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	27

“BUYING A DIVIDEND“
You may want to avoid buying shares shortly before the Fund pays a dividend, although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when a fund has realized but not yet distributed taxable ordinary income (if any) or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

dividends are taxable as long term capital gains to you regardless of how long you have held your shares. The tax treatment of dividends from the Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of the Fund.

By law, your dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number, or if the number you have provided is incorrect.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gains are generally taxed at different rates from ordinary income dividends.

This section summarizes some of the consequences of an investment in the Fund under current Federal and California income tax laws. It is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences to you of an investment in the Fund under all applicable tax laws.

28	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

Management of the Fund

FUND ASSET MANAGEMENT

Fund Asset Management, the Fund’s Manager, manages the Fund’s investments and its business operations under the overall supervision of the Trust’s Board of Trustees. The Manager has the responsibility for making all investment decisions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of the average daily net assets in excess of $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion. For the fiscal year ended August 31, 2002, the Manager received a fee equal to 0.55% of the Fund’s average daily net assets.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $448 billion in investment company and other portfolio assets under management as of October 2002. This amount includes assets managed for Merrill Lynch affiliates.

MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND	29

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A					Class B
Increase (Decrease) in Net Asset Value:	For the Year Ended August 31,					For the Year Ended August 31,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$11.77	$11.26	$11.10	$12.15	$11.81	$11.77	$11.26	$11.10	$12.16	$11.82

Investment income — net	.58 †	.59	.58	.60	.63	.52 †	.53	.53	.54	.57

Realized and unrealized gain (loss) on investments — net	.04	.51	.16	(.79)	.34	.05	.51	.16	(.80)	.34

Total from investment operations	.62	1.10	.74	(.19)	.97	.57	1.04	.69	(.26)	.91

Less dividends and distributions:
Investment income — net	(.58)	(.59)	(.58)	(.60)	(.63)	(.52)	(.53)	(.53)	(.54)	(.57)
Realized gain on investments — net	—	—	—	(.18)	—	—	—	—	(.18)	—
In excess of realized gain on investments — net	—	—	—	(.08)	—	—	—	—	(.08)	—

Total dividends and distributions	(.58)	(.59)	(.58)	(.86)	(.63)	(.52)	(.53)	(.53)	(.80)	(.57)

Net asset value, end of year	$11.81	$11.77	$11.26	$11.10	$12.15	$11.82	$11.77	$11.26	$11.10	$12.16

Total Investment Return:*

Based on net asset value per share	5.48%	10.04%	7.02%	(1.80%)	8.39%	5.04%	9.48%	6.48%	(2.38%)	7.84%

Ratios to Average Net Assets:

Expenses, net of reimbursement and excluding reorganization expenses	.71%	.69%	.67%	.65%	.65%	1.22%	1.20%	1.18%	1.16%	1.16%

Expenses, excluding reorganization expenses	.71%	.69%	.67%	.65%	.65%	1.22%	1.20%	1.18%	1.16%	1.16%

Expenses	.74%	.75%	.67%	.65%	.65%	1.25%	1.25%	1.18%	1.16%	1.16%

Investment income — net	5.03%	5.06%	5.35%	5.07%	5.25%	4.52%	4.55%	4.85%	4.57%	4.75%

Supplemental Data:

Net assets, end of year (in thousands)	$42,873	$40,877	$31,868	$37,641	$45,544	$194,733	$221,516	$200,409	$269,191	$341,111

Portfolio turnover	37.35%	55.75%	84.36%	106.84%	90.92%	37.35%	55.75%	84.36%	106.84%	90.92%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

30	MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class C					Class D
Increase (Decrease) in Net Asset Value:	For the Year Ended August 31,					For the Year Ended August 31,
	2002	2001	2000	1999	1998	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$11.77	$11.26	$11.10	$12.15	$11.82	$11.77	$11.26	$11.10	$12.16	$11.82

Investment income — net	.51 †	.52	.52	.53	.55	.57 †	.58	.57	.59	.62

Realized and unrealized gain (loss) on investments — net	.05	.51	.16	(.79)	.33	.05	.51	.16	(.80)	.34

Total from investment operations	.56	1.03	.68	(.26)	.88	.62	1.09	.73	(.21)	.96

Less dividends and distributions:
Investment income — net	(.51)	(.52)	(.52)	(.53)	(.55)	(.57)	(.58)	(.57)	(.59)	(.62)
Realized gain on investments — net	—	—	—	(.18)	—	—	—	—	(.18)	—
In excess of realized gain on investments — net	—	—	—	(.08)	—	—	—	—	(.08)	—

Total dividends and distributions	(.51)	(.52)	(.52)	(.79)	(.55)	(.57)	(.58)	(.57)	(.85)	(.62)

Net asset value, end of year	$11.82	$11.77	$11.26	$11.10	$12.15	$11.82	$11.77	$11.26	$11.10	$12.16

Total Investment Return:*

Based on net asset value per share	4.94%	9.37%	6.37%	(2.40%)	7.65%	5.46%	9.93%	6.91%	(1.98%)	8.28%

Ratios to Average Net Assets:

Expenses, net of reimbursement and excluding reorganization expenses	1.32%	1.30%	1.28%	1.26%	1.26%	.81%	.79%	.77%	.75%	.75%

Expenses, excluding reorganization expenses	1.32%	1.30%	1.28%	1.26%	1.26%	.81%	.79%	.77%	.75%	.75%

Expenses	1.35%	1.35%	1.28%	1.26%	1.26%	.84%	.84%	.77%	.75%	.75%

Investment income — net	4.42%	4.45%	4.75%	4.46%	4.64%	4.93%	4.96%	5.25%	4.98%	5.15%

Supplemental Data:

Net assets, end of year (in thousands)	$36,983	$16,357	$10,262	$11,769	$12,646	$236,181	$219,442	$193,497	$194,029	$205,507

Portfolio turnover	37.35%	55.75%	84.36%	106.84%	90.92%	37.35%	55.75%	84.36%	106.84%	90.92%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

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MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND

For More Information

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.
Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing to the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor or other financial intermediary or contact the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-4264
Code #10327-12-02
©Fund Asset Management, L.P.

Prospectus

December 6, 2002

Merrill Lynch
California Insured
Municipal Bond Fund
of Merrill Lynch California
Municipal Series Trust

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch California Municipal Series Trust

Merrill Lynch California Insured Municipal Bond Fund

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

Merrill Lynch California Municipal Series Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust, consists of one series, Merrill Lynch California Insured Municipal Bond Fund (the “Fund”). The investment objective of the Fund is to provide shareholders with income exempt from Federal and California income tax. The Fund invests primarily in a portfolio of long-term investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and California income tax. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in California municipal bonds, and at least 80% of the Fund’s net assets will be invested in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest in certain tax-exempt securities classified as “private activity bonds” that may subject certain investors in the Fund to a federal alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of futures transactions and options. There can be no assurance that the Fund’s investment objective will be realized. For more information on the Fund’s investment objective and policies, see “Investment Objective and Policies.”

Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated December 6, 2002 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling  1-800-MER-FUND or by writing the Trust at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to the Fund’s 2002 Annual Report. You may request a copy of the Fund’s annual report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Fund Asset Management—Manager
FAM Distributors, Inc.—Distributor

The date of this Statement of Additional Information is December 6, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide shareholders with income exempt from Federal and California income tax. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term investment grade obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and California income taxes. Obligations exempt from Federal income taxes are referred to herein as “Municipal Bonds,” and obligations exempt from Federal and California income taxes are referred to as “California Municipal Bonds.” Unless otherwise indicated, references to Municipal Bonds shall be deemed to include California Municipal Bonds. See “How the Fund Invests” in the Fund’s Prospectus for a general discussion of the Fund’s objective, main investment strategies and main risks. The Fund is classified as a diversified fund under the Investment Company Act.

Under normal circumstances, the Fund will invest at least 80% of its net assets in California Municipal Bonds. This policy is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund’s outstanding shares. Under normal circumstances, the Fund will invest at least 80% of its net assets in Municipal Bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due.

The Fund may also invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. See “Description of Temporary Investments.” The Fund’s hedging strategies, which are described in more detail under “Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund’s shareholders.

The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that the Fund’s average weighted maturity will be greater than ten years. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”), except that taxable Temporary Investments shall not exceed 20% of a Fund’s net assets.

At least 80% of the Fund’s assets will be invested in Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB) or are unrated securities that possess creditworthiness comparable, in the opinion of Fund Asset Management, L.P. (the “Manager” or “FAM”), to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics.

The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or which, in the Manager’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See “Description of Municipal Bonds— ‘High Yield’ or ‘Junk’ Bonds.” The Fund does not intend to purchase debt securities that are in default or that the Manager believes will be in default.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

The Fund ordinarily does not intend to realize investment income not exempt from Federal income tax and California income tax. However, to the extent that suitable California Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal income tax, but not California income tax. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income tax (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in California Municipal Bonds or Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income tax will be considered “Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from Federal income tax and California income tax will be considered “California Municipal Bonds.” Interest received on certain otherwise tax-exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of the Fund’s total assets invested in “private activity bonds” will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by a Fund. See “Dividends and Taxes—Taxes.”

Portfolio Insurance

Under normal circumstances, at least 80% of the Fund’s assets will be invested in Municipal Bonds that are either (i) insured under an insurance policy obtained by the issuer thereof or any other party or (ii) insured under an insurance policy purchased by the Fund. The Fund will seek to limit its investments to Municipal Bonds insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch or Aaa from Moody’s. There can be no assurance that insurance from carriers meeting these criteria will be at all times available. Currently, it is anticipated that a majority of the insured California Municipal Bonds and Municipal Bonds in the Fund’s portfolio will be insured by the following insurance companies that satisfy the foregoing criteria: AMBAC Indemnity Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. The Fund also may purchase California Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. It is anticipated that initially a majority of insured California Municipal Bonds and Municipal Bonds held by the Fund will be insured under policies obtained by parties other than the Fund.

The Fund may purchase, but has no obligation to purchase, separate mutual fund insurance policies (the “Policies”) from insurance companies meeting the requirements set forth above which guarantee the payment of principal and interest on specified eligible California Municipal Bonds and Municipal Bonds purchased by the Fund. A California Municipal Bond and a Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal on an insured California Municipal Bond and a Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, California Insured Fund that such nonpayment has occurred.

The Policies will be effective only as to insured California Municipal Bonds and Municipal Bonds beneficially owned by the Fund. In the event of a sale of any California Municipal Bonds and Municipal Bonds held by the Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing. The Policies will not guarantee the market value of the insured California Municipal Bonds and Municipal Bonds or the value of the shares of the Fund.

The insurer will not have the right to withdraw coverage on securities insured by their Policies and held by the Fund so long as such securities remain in the Fund’s portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Trustees of the Trust will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policies are not justified by the expense involved.

The premiums for the Policies are paid by the Fund, and the yield on the Fund’s portfolio is reduced thereby. The Manager estimates that the cost of the annual premiums for the Policies currently ranges from approximately 0.05 of 1% to 0.40 of 1% of the principal amount of the California Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of the Fund’s portfolio of California Municipal Bonds and Municipal Bonds. In instances in which the Fund purchases California Municipal Bonds and Municipal Bonds insured under Policies obtained by parties other than California Insured Fund, California Insured Fund does not pay the premiums for such Policies; rather, the cost of such Policies may be reflected in the purchase price of the California Municipal Bonds and Municipal Bonds.

It is the intention of the Manager to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, the Manager may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. The Manager’s ability to manage the portfolio may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other California Municipal Bonds and Municipal Bonds. See “Pricing of Shares—Determination of Net Asset Value” below for a more complete description of California Insured Fund’s method of valuing defaulted securities and securities that have a significant risk of default.

There can be no assurance that insurance with the terms described above and issued by insurance carriers meeting the criteria described above will continue to be available to the Fund. In the event the Board of Trustees determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or discontinue its policy of maintaining insurance for all or any of the California Municipal Bonds and Municipal Bonds held in the Fund’s portfolio. Although the Manager periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will honor their obligations under all circumstances.

The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured California Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured California Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

For more information on portfolio insurance, please see Appendix III—“Portfolio Insurance.”

Risk Factors and Special Considerations Relating to Municipal Bonds

The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivative instruments. See “Investment Objective and Policies—Description of Municipal Bonds” and “—Financial Futures Transactions and Options.”

The Fund ordinarily will invest at least 80% of its net assets in California Municipal Bonds, and, therefore, the Fund is more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond mutual fund that does not invest in issuers of California Municipal Bonds to this degree.

The Manager does not believe that the current economic conditions in California or other factors described above will have a significant adverse effect on either Fund’s ability to invest in high quality California Municipal Bonds. Because the Fund’s portfolio will be comprised primarily of investment grade securities, the Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality California Municipal Bonds. For a discussion of economic and other conditions in California, see Appendix I—“Economic and Financial Conditions in California.”

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the California Municipal Bonds or Municipal Bonds in which the Fund invests.

Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that the Fund may purchase is set forth in Appendix II to this Statement of Additional Information. See “How the Fund Invests” in the Fund’s Prospectus.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and, in the case of California Municipal Bonds, exempt from California income taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. In the case of certain community facilities district special tax (“Mello-Roos” in the case of California Municipal Bonds), tax increment (or tax allocation) and assessment bonds, the payment of the special tax, tax increment and assessments may be secured solely by remedies against the land (such as by foreclosure) and not against the individual property owner, which could be time-consuming and costly. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” bonds, which latter category includes industrial development bonds (“IDBs”) and, for bonds issued after August 15, 1986, private activity bonds (“PABs”).

General Obligation Bonds.    General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds.    Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Industrial Development Bonds and Private Activity Bonds.    The Fund may purchase IDBs and PABs. IDBs and PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed. The Fund may invest more than 25% of its total assets in IDBs or PABs.

“Moral Obligation” Bonds.    The Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes.    Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and the Fund may lose money.

Municipal Commercial Paper.    Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Fund.

Municipal Lease Obligations.    Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. The Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Indexed and Inverse Floating Rate Securities.    The Fund may invest in California Municipal Bonds and Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return that is based on a particular index of value or interest rates. For example, the Fund may invest in California Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain California Municipal Bonds and Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the California Municipal Bonds and Municipal Bonds may also be based on relative changes among particular indices. Also, a Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term market rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of its net assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

When Issued Securities, Delayed Delivery Transactions and Forward Commitments.    The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Call and Redemption Risk.    The Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund’s net assets.

Interest Rate Swap Transactions.    In order to hedge the value of the Fund against interest rate fluctuations or to enhance the Fund’s income, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge other than as a speculative investment. However, the Fund also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

The Fund has no obligation to enter into BMA or MMD Swaps and may choose not to do so. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian.

“High Yield” or “Junk” Bonds.    The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s judgment, possess similar credit characteristics. See Appendix II—“Ratings of Municipal Obligations and Commercial Paper” for additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

Claims by junk bond holders are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on the prices of higher rated fixed income securities.

Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Yields.    Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which a Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Securities Lending.    The Fund has the ability to lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, although the Fund currently does not intend to do so. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Hedging Transactions

The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of that Fund’s shares, the net asset value of a Fund’s shares will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

Financial Futures Transactions and Options.    The Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with a Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes. See “Dividends and Taxes—Taxes” and “Tax Treatment of Options and Futures Transactions.”

Futures Contracts.    A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, (i.e., by entering into an offsetting transaction) Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Fund deals in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

The Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association (“GNMA”) Certificates and three-month U.S. Treasury bills. Each Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

Futures Strategies.    The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Fund intends to purchase Municipal Bonds, that Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts.    The Fund may also purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.

Put Options on Futures Contracts.    The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act, in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Trust from issuing a “senior security” other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a “senior security” under the Investment Company Act.

Restrictions on Use of Futures Transactions.    Regulations of the CFTC applicable to the Fund require that all of a Fund’s futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of such Fund’s portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

Risk Factors in Futures Transactions and Options.    Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Description of Temporary Investments

The Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above and in the Fund’s Prospectus under “How the Fund Invests.” The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

VRDOs and Participating VRDOs.    VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.

Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that it should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that the Fund will invest more than a limited amount of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund’s restriction on illiquid investments unless, in the judgment of the Board of Trustees of the Fund, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

Repurchase Agreements.    The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid securities, would exceed 15% of the Fund’s net assets.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Such treatment may also apply for state tax purposes. Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.

Suitability

The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Because of the Fund’s emphasis on California Municipal Bonds, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor’s tax situation, investment objectives and such investor’s ability to accept the risks associated with investing in California Municipal Bonds, including the risk of loss of principal and the risk of receiving income that is not exempt from Federal and/or California income taxes.

Investment Restrictions

The Trust has adopted a number of fundamental and non-fundamental investment restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund’s shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund’s outstanding shares). The Fund may not:

(1)  Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

(2)  Make investments for the purpose of exercising control or management.

(3)  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(4)  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(5)  Issue senior securities to the extent such issuance would violate applicable law.

(6)  Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(7)  Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

(8)  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

As an additional fundamental restriction, the Fund will not make any investment inconsistent with its classification as a diversified investment company under the Investment Company Act.

Under the Fund’s non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, the Fund may not:

(a)  Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b)  Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

(c)  Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities, that the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.

(d)  Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets taken at market value, including the amount borrowed, and then only from banks as a temporary measure for extraordinary or emergency purposes.

(e) Change its policy of investing under normal circumstances at least 80% of its net assets in insured Municipal Bonds, as defined in the Prospectus, unless the Fund provides shareholders with at least 60 days prior written notice of such change.

Portfolio Turnover

The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular issuer or in general market, financial or economic conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions and the Fund’s portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends and/or ordinary income dividends. See “Dividends and Taxes—Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs which are borne directly by the Fund.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trustees of the Trust consist of nine individuals, eight of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act.

Each non-interested Trustee is a member of the Trust’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Trust’s independent accountants, including the resolution of disagreements regarding financial reporting between Trust management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Trust; (ii) discuss with the independent accountants certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls and Trust management’s responses thereto. The Board of the Trust has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee met four times during the fiscal year ended August 31, 2002.

Biographical Information.    Certain biographical and other information relating to the non-interested Trustees is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager or its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), (“MLIM/FAM-advised funds”) and other public directorships:

Name, Address* and Age of Trustee	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/ FAM-Advised Funds and Portfolios Overseen	Public Directorships
James H. Bodurtha (58)	Trustee	Trustee since 1995
Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Director and Chairman, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.
				42 registered investment companies consisting of 61 portfolios	None

Joe Grills (67)	Trustee	Trustee since 2002
Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof since 2002; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.
				42 registered investment companies consisting of 61 portfolios	Kimco Realty Corporation

Name, Address* and Age of Trustee	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/ FAM-Advised Funds and Portfolios Overseen	Public Directorships
Herbert I. London (63)	Trustee	Trustee since 1987
James M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.
				42 registered investment companies consisting of 61 portfolios	None

André F. Perold (50)	Trustee	Trustee since 1985
Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund from 1989 to 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com from 2000 to 2002; Director, Sanlam Limited since 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.
				42 registered investment companies consisting of 61 portfolios	None

Roberta Cooper Ramo (60)	Trustee	Trustee since 2000
Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of Coopers Inc. since 1999; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.
				42 registered investment companies consisting of 61 portfolios	None

Name, Address* and Age of Trustee	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/ FAM-Advised Funds and Portfolios Overseen	Public Directorships

Robert S. Salomon Jr. (66)	Trustee	Trustee since 2002
Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; regular columnist with Forbes Magazine from 1992 to 2002; Trustee, Commonfund from 1980 to 2001.
				42 registered investment companies consisting of 61 portfolios	None

Melvin R. Seiden (72)	Trustee	Trustee since 2002	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & deCuevas, Inc. (private investment firm) from 1964 to 1987.	42 registered investment companies consisting of 61 portfolios	None

Stephen R. Swensrud (69)	Trustee	Trustee since 2002
Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.
				42 registered investment companies consisting of 61 portfolios	None

*	The address of each Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**
Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Trust by-laws, charter or by statute.

Certain biographical and other information relating to the Trustee who is an officer and an “interested person” of the Trust as defined in the Investment Company Act (the “interested Trustee”) and the other officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.

Name, Address† and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/ FAM-Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn (62)††	President and Trustee	President and Trustee** since 1999
Chairman (Americas Region) of the Manager and MLIM (which terms as used herein include their corporate predecessors) since 2000; Executive Vice President of the Manager and MLIM since 1983; President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.
				117 registered investment companies consisting of 162 portfolios	None

Donald C. Burke (42)	Vice President and Treasurer	Vice President since 1993 and Treasurer since 1999
First Vice President of the Manager and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Manager and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
				117 registered investment companies consisting of 162 portfolios	None

Kenneth A. Jacob (50)	Senior Vice President	Senior Vice President since 2001	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of the Manager since 1984.	38 registered investment companies consisting of 51 portfolios	None

John Loffredo (38)	Senior Vice President	Senior Vice President since 2001	First Vice President of MLIM since 1997; Vice President of MLIM from 1991 to 1997	38 registered investment companies consisting of 51 portfolios	None

Walter O’Connor (40)	Vice President and Portfolio Manager	Vice President since 1998	Director (Tax-Exempt) of MLIM since 1997; Vice President of MLIM from 1993 to 1997; Assistant Vice President of MLIM from 1991 to 1993.	5 registered investment companies consisting of 5 portfolios	None

Name, Address† and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/ FAM-Advised Funds and Portfolios Overseen	Public Directorships

Brian Stewart (33)	Secretary	Secretary since 2002	Vice President of MLIM since 2002; Attorney associated with Reed Smith LLP from 2001 to 2002; Attorney associated with Saul Ewing LLP from 1999 to 2001	17 registered investment companies consisting of 22 portfolios	None

†	The address for Mr. Glenn and each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Trust based on his positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P.
*	Elected by and serves at the pleasure of the Board of Trustees of the Trust.
**
As a Trustee, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until the earlier of his death, resignation, or removal as provided in the Trust’s by-laws, charter or by statute.

Share Ownership. Information relating to each Trustee’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (“Supervised Merrill Lynch Funds”) as of December 31, 2001 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Trustee:
Terry K. Glenn	None	Over $ 100,000

Non-Interested Trustees:
James H. Bodurtha	None	$50,001-$100,000
Joe Grills	None	Over $ 100,000
Herbert I. London	None	$50,001-$100,000
André F. Perold	None	Over $ 100,000
Roberta Cooper Ramo	None	None
Melvin R. Seiden	None	$1-$10,000
Robert S. Salomon, Jr.	None	None
Stephen R. Swensrud	None	None

As of November 8, 2002, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2001, none of the non-interested Trustees of the Trust or their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Trustees

The Trust pays each non-interested Trustee for services on the Board and the Committee, a combined fee of $2,120 per year plus $155 per in-person Board meeting attended, and $155 per in-person Committee meeting attended. The Trust reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at the Board and Committee meetings.

The following table sets forth the compensation earned by the non-interested Trustees for the fiscal year ended August 31, 2002 and the aggregate compensation paid to them by MLIM/FAM-advised funds for the calendar year ended December 31, 2001.

Name	Position with the Trust	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Aggregate Compensation from the Trust and Other MLIM/FAM-Advised Funds
James H. Bodurtha†	Trustee	$5,526	None	$160,000
Joe Grills*†	Trustee	$1,193	None	$259,500
Herbert I. London	Trustee	$5,526	None	$160,000
André F. Perold	Trustee	$5,526	None	$160,000
Roberta Cooper Ramo	Trustee	$5,526	None	$160,000
Robert S. Salomon, Jr.*	Trustee	$1,193	None	$222,000
Melvin R. Seiden*	Trustee	$1,193	None	$222,000
Stephen B. Swensrud*	Trustee	$1,193	None	$406,083
Joseph L. May**	Trustee	$1,987	None	$160,000

†	Co-chairman of the Audit Committee.
*	Messrs. Grills, Salomon, Seiden and Swensrud were elected to serve as Trustees of the Trust on April 15, 2002.
**	Mr. May retired as a Trustee effective December 14, 2001.

Trustees of the Trust may purchase Class A shares of the Fund at net asset value. See “Purchase of Shares —Initial Sales Charge Alternatives—Class A and Class D Shares—Reduced Initial Sales Charges—Purchase Privilege of Certain Persons.”

Management and Advisory Arrangements

Management Services.    The Manager provides the Fund with investment advisory and management services. Subject to the supervision of the Trustees, the Manager is responsible for the actual management of the Fund’s portfolio and constantly reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and the Fund.

Management Fee.    The Trust, on behalf of the Fund, has entered into a management agreement with Fund Asset Management (the “Management Agreement”). Pursuant to the Management Agreement, the Manager receives for its services to the Fund monthly compensation at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.50% of the average daily net assets exceeding $1.0 billion. The table below sets forth information about the total management fees paid by the Fund to the Manager and the amount of any fee waiver for the periods indicated.

Fiscal Year Ended August 31,	Management Fee	Amount of Fee Waived
2002	$2,719,499	$0
2001	$2,402,943	$123
2000	$2,521,529	$7,088

Payment of Fund Expenses.    The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and a portion of the Trust’s general administrative expenses allocated on the basis of the asset size of the Fund. Expenses that will be borne directly by the Fund include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAMD (the “Distributor”) as described below, fees for legal and auditing services, Commission fees, per meeting fees of the non-interested Trustees, interest, certain taxes and other expenses attributable to the Fund. Expenses that will be allocated on the basis of asset size of the Fund include the annual retainer for and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and if additional funds are added to the Trust, the organizational expenses will be allocated among the funds in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific fund to which the lawsuit relates or allocated on the basis of the asset size of the fund. The Trustees have determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided to the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Trust. The Fund pays a fee for these services. In addition, the Fund reimburses the Manager for certain other accounting services. The Distributor pays certain promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance for Class D shares and the account maintenance and distribution for Class B and Class C shares are financed by the Trust pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares—Distribution Plans.” Reference is made to “Management of the Fund” in the Fund’s Prospectus for certain information concerning the management and advisory arrangements of the Trust.

Organization of the Manager.    The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Duration and Termination.    Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

In connection with its consideration of the Management Agreement, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Fund by the Manager under the Management Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to management services, the Manager and its affiliates provide administrative services, shareholders services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board also considered the Manager’s costs of providing services, and the direct and indirect benefits to the Manager from its relationship with the Fund. The benefits considered by the Board included not only the Manager’s compensation for management services under the Management Agreement, and the Fund’s profitability to the Manager, but also compensation paid to the Manager or its affiliates for other non-advisory services provided to the Fund. In connection with its consideration of the Management Agreement, the Board also compared the Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Manager may experience as result of growth in the Fund’s assets.

Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Trustees, concluded that the management fee rate was reasonable in relation to the services provided. The non-interested Trustees were represented by independent counsel who assisted the non-interested Trustees in their deliberations.

Transfer Agency Services.    Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Trust’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Fund currently pays the Transfer Agent between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. The Fund also reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee equal to 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the “MFA Program”). For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

The table below sets forth information about the total amounts paid by the Fund to the Transfer Agent for the periods indicated:

Fiscal year ended August 31,	Transfer Agent Fees
2002	$241,623
2001*	$147,443
2000*	$153,596

*
During the fiscal year ended August 31, 2000, and the period from September 1, 2000 to August 30, 2001, the Fund paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for those periods, the fees paid would have been higher. The current fees became effective on August 30, 2001.

Accounting Services.    The Trust, on behalf of the Fund, has entered into an agreement with State Street pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to the Fund and was reimbursed by the Fund at its cost in connection with such services. The Manager continues to provide certain accounting services to the Fund and the Fund reimburses the Manager for these services.

The table below shows the amounts paid by the Fund to State Street and to the Manager for the periods indicated:

Fiscal year ended August 31,	Paid to State Street	Paid to the Manager
2002	$179,320	$ 23,122
2001	$136,703†	$ 32,447
2000	N/A	$134,600

†	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

Distribution Expenses.    The Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of the shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust, the Fund, the Manager and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

PURCHASE OF SHARES

Reference is made to “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus.

The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services—Exchange Privilege.”

Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLIM or FAM. MLIM/FAM-advised funds that utilize the Merrill Lynch Select PricingSM System are referred to herein as “Select Pricing Funds.”

The Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day’s offering price.

The Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor nor the dealers or other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives—Class A and Class D Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

The term “purchase,” as used in the Fund’s Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares are entitled to purchase additional Class A shares of the same Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised funds, including the Fund. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See “Purchase of Shares—Closed-End Fund Reinvestment Options.”

Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

Class A and Class D Sales Charge Information

Class A Shares
For the Fiscal Year Ended August 31,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
2002	$18,430	$2,069	$16,361	$0
2001	$3,390	$406	$2,984	$0
2000	$2,023	$180	$1,843	$0

Class D Shares
For the Fiscal Year Ended August 31,	Gross Sales Charges Collected	Sales Charges Retained by Distributor	Sales Charges Paid to Merrill Lynch	CDSCs Received on Redemption of Load-Waived Shares
2002	$100,452	$10,255	$90,197	$19,000
2001	$39,226	$6,860	$32,365	$0
2000	$27,290	$3,315	$23,975	$3,460

The Distributor may reallow discounts to selected dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

Reinvested Dividends.    No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation.    Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent.    Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or other Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at a Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

TMASM Managed Trusts.    Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

Purchase Privilege of Certain Persons.    Trustees of the Trust, members of the Boards of other MLIM/FAM-advised funds, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund’s suitability standards.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in that Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”) if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

Acquisition of Certain Investment Companies.    Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries.    Reduced sales charges may be applicable for purchases of Class A or Class D shares of the Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternatives—Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares—Determination of Net Asset Value” below.

Contingent Deferred Sales Charges—Class B Shares

Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

The following table sets forth the Class B CDSC:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0-1	4.00%
1-2	4.00%
2-3	3.00%
3-4	3.00%
4-5	2.00%
5-6	1.00%
6 and thereafter	None

*	For Class B shares of the Fund purchased before December 1, 2002, the four year CDSC schedule in effect at that time will apply.

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

Class B shareholders of the Fund exercising the exchange privilege described under “Shareholder Services—Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

The Class B CDSC may be waived on redemptions of shares in certain circumstances, including any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC may be waived for any Class B shares that are purchased within qualifying Employee AccessSM Accounts. The terms of the CDSC may be waived or its terms modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which a Fund’s shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services—Fee-Based Programs” and “—Systematic Withdrawal Plan.”

Conversion of Class B Shares to Class D Shares.    After approximately ten years (the “Conversion Period”), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services—Fee-Based Programs.”

Share certificates for Class B shares of a Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges—Class C Shares

Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services—Systematic Withdrawal Plan.”

Class B and Class C Sales Charge Information

Class B Shares*
For the Fiscal Year Ended August 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2002	$117,834	$117,834
2001	$201,504	$201,504
2000	$331,406	$331,406
* Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

Class C Shares
For the Fiscal Year Ended August 31,	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
2002	$ 17,938	$ 17,938
2001	$ 7,743	$ 7,743
2000	$ 4,454	$ 4,454

Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from the dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (the “NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Closed-End Fund Reinvestment Options

Class A shares of the Fund (“Eligible Class A Shares”) are offered at net asset value to holders of the common stock of certain closed-end funds advised by the Manager or MLIM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund (“Eligible Class D Shares”) at net asset value, if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in that fund’s initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

Subject to the conditions set forth below, shares of the Fund are offered at net asset value to holders of shares of common stock of certain MLIM/FAM-Advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund.

In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor has held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

Reference is made to “Key Facts—Fees and Expenses” in the Fund’s Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

The Distribution Plans for Class B, Class C and Class D shares provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of that Fund attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

The Distribution Plans for Class B and Class C shares provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25% and 0.35%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial advisors or other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B or Class C shares through selected securities dealers or other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial advisers, selected securities dealers or other financial intermediaries in connection with the sale of the Class B and Class C shares.

The Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the relevant Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly and, in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans, annually. Distribution-related revenues consist of the account maintenance fees, the distribution fees and CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and market expenses.

As of August 31, 2002, direct cash distribution revenues for the period since the commencement of operations of Class B shares exceeded direct cash distribution expenses by $29,771,832 (15.27% of Class B net assets at that date). As of August 31, 2002, direct cash distribution revenues for the period since the commencement of operations of Class C shares exceeded direct cash distribution expenses by $415,652 (1.12% of Class C net assets at that date).

For the fiscal year ended August 31, 2002, the Fund paid the Distributor $1,016,154 pursuant to the Class B Distribution Plan (based on average daily net assets subject to the Class B Distribution Plan of approximately $203.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended August 31, 2002, the Fund paid the Distributor $147,907 pursuant to the Class C Distribution Plan (based on average daily net assets subject to the Class C Distribution Plan of approximately $24.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended August 31, 2002, the Fund paid the Distributor $225,137 pursuant to the Class D Distribution Plan (based on average daily net assets subject to the Class D Distribution Plan of approximately $225.8 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

The following table sets forth comparative information as of August 31, 2002 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum.

	Data Calculated as of August 31, 2002
	(in thousands)
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the period September 30, 1985 (commencement of operations) to August 31, 2002
Under NASD Rule as Adopted	$1,705,563	$104,837	$176,527	$281,364	$38,929	$242,436	$487
Under Distributor’s Voluntary Waiver	$1,705,563	$104,837	$10,289	$115,126	$38,929	$76,197	$487
Class C Shares for the period October 21, 1994 (commencement of operations) to August 31, 2002
Under NASD Rule as Adopted	$64,489	$4,009	$1,284	$5,293	$470	$4,823	$121

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)
Includes amounts attributable to exchanges from Summit which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)
Consists of CDSC payments, distribution fee payments and accruals. See “Key Facts—Fees and Expenses” in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5)
Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

Reference is made to “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus.

The Fund is required to redeem for cash all shares upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the

Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending part on the market value of the securities held by the Fund at such time.

The Fund has entered into a joint committed line of credit with other investment companies advised by the Manager and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption requests may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less then $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of a proper notice of redemption. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund. At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which will usually not exceed 10 days.

Repurchase

The Fund also will repurchase its shares through a selected securities dealer or other financial intermediary. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected dealer or other financial intermediary prior to the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the day received, and such request is received by the Fund from such selected dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

Reinstatement Privilege—Class A and Class D Shares

Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s Merrill Lynch Financial Advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “How Shares are Priced” in the Fund’s Prospectus.

The net asset value of the shares of each class of shares of the Fund is determined by the Manager once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. The per share net asset value of Class C shares will generally be lower than the per share net asset value of Class B shares reflecting the daily expense accruals of the higher distribution fees applicable with respect to Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter (“OTC”) municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the “yield equivalent” of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value, unless the Manager believes that this method no longer produces fair valuations. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Computation of Offering Price Per Share

An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund’s net assets and number of shares outstanding on August 31, 2002 is set forth below.

	Class A	Class B	Class C	Class D
Net Assets	$42,872,519	$194,732,765	$36,983,189	$236,181,350

Number of Shares Outstanding	3,628,982	16,477,863	3,130,010	19,989,940

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$11.81	$11.82	$11.82	$11.82
Sales Charge (for Class A and Class D shares: 4.00% of offering price; 4.17% of net asset value per share)*	.49	**	**	.49

Offering Price	$12.30	$11.82	$11.82	$12.31

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**
Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares” herein.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Trustees, the Manager is primarily responsible for the execution of the Fund’s portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The portfolio securities of each Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Manager in servicing all of its accounts and all such research might not be used by the Manager in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

Because of the affiliation of Merrill Lynch with the Manager, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to an exemptive order under the Investment Company Act. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. The Trust recently received an exemptive order, under which it may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the “Group Order Exemptive Order”). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate. No transactions were executed pursuant to the Group Order Exemptive Order for the fiscal years ended August 31, 2002 and August 31, 2001, the period during which the group order became effective. Under another exemptive order, the Trust may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. Information regarding transactions executed pursuant to this exemptive order for the Fund is set forth in the following table:

For the Fiscal Year Ended August 31, 2002		For the Fiscal Year Ended August 31, 2001		For the Fiscal Year Ended August 31, 2000
Number of Transactions	Approximate Aggregate Market Value of Transactions	Number of Transactions	Approximate Aggregate Market Value of Transactions	Number of Transactions	Approximate Aggregate Market Value of Transactions
1	$9,600,000	2	$3,000,000	0	$0

An affiliated person of the Trust may serve as broker for the Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

The Fund may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by the Fund, the amount of Municipal Bonds that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.

Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

Fiscal Year Ended August 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
2002	$ 2,795	$0
2001	$ 0	$0
2000	$18,200	$0

The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund may retain an affiliated entity of the Manager as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, in among other things, a private investment company managed by that entity or in registered money market funds advised by the Manager or its affiliates. At present, the Fund does not intend to engage in securities lending transactions and, therefore, for the fiscal years ended August 31, 2002 and 2001, that affiliated entity received no securities lending agent fees from the Fund.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or MLIM.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Manager or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor, your Merrill Lynch Financial Advisor, a selected securities dealer or other financial intermediary.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch, a selected dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage account or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

Exchange Privilege

U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit, a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. Such treatment may also apply for state and local tax purposes.

Exchanges of Class A and Class D Shares.    Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

Exchanges of Class A or Class D shares outstanding (“outstanding Class A or Class D shares”) for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

Exchanges of Class B and Class C Shares.    Certain Select Pricing Funds with Class B or Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. The length of the CDSC period of certain MLIM/FAM-advised equity funds (“equity funds”) was extended from four years to six years on June 1, 2001. A shareholder who purchased the Fund’s Class B shares on or after June 1, 2001, and who wishes to exchange those shares for Class B shares of an equity fund will be subject to the equity fund’s six-year CDSC schedule. For example, an investor may exchange Class B shares of the Fund purchased on or after June 1, 2001 for those of Merrill Lynch Small Cap Value Fund, Inc. (“Small Cap Value Fund”) after having held the Fund’s Class B shares for two and a half years. The 3.0% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of the Fund Class B shares to the four-year holding period for the Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than six years. A Fund shareholder who purchased Class B shares prior to June 1, 2001 who wishes to exchange those shares for Class B shares of an equity fund will continue to be subject to the four-year CDSC schedule in effect prior to June 1, 2001 and will have his or her holding period “tacked” to the holding period for the new Class B shares. The length of the CDSC period of certain MLIM/FAM-advised fixed income funds (“fixed income funds”), including the Fund, was extended from four years to six years on December 1, 2002. A shareholder who purchased the Fund’s Class B shares prior to December 1, 2002 who wishes to exchange those shares for Class B shares of another fixed income fund will continue to be subject to the four-year CDSC schedule in effect prior to December 1, 2002 and will have his or her holding period “tacked” to the holding period for the new Class B shares. More information on exchanges of Class B and Class C shares can be obtained by calling 1-800-MER-FUND or by writing the Trust at the above address.

Exchanges for Shares of a Money Market Fund.    Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Advisor for further information.

Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original Select Pricing Fund shares for purposes of reducing the CDSC or satisfying the Conversion Period. However, the holding period for Class B or Class C shares of a fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

Exchanges by Participants in the MFA Program.    The Fund’s exchange privilege is also modified with respect to purchases of Class A and Class D shares by investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

Exercise of the Exchange Privilege.    To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Advisor, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealer or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application.

Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address of the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee-based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Automatic Investment Plans

A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, the Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of that shareholder by either pre-authorized checks or automated clearing house debits. An investor whose shares of the Fund are held within a CMA® Account may arrange to have periodic investments made in the Fund in amounts of $100 or more through the CMA® Automatic Investment Program.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient Class A, Class B, Class C or Class D shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are automatically reinvested in shares of the Fund. A shareholder’s systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares—Deferred Sales Charge Alternatives—Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Advisor.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA® Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

DIVIDENDS AND TAXES

Dividends

The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated as of the close of business on the NYSE on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value as of the close of business on the “payment date” unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

All net realized capital gains, if any, are declared and distributed to the Fund’s shareholders at least annually. Capital gain dividends will be reinvested automatically in shares of the Fund unless the shareholder elects to receive such dividends in cash.

The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See “Pricing of Shares—Determination of Net Asset Value.”

See “Shareholder Services” for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

Taxes

The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

As discussed in “General Information—Description of Shares,” the Trust has one series, referred to herein as the “Fund.” The Fund is treated as a separate corporation for Federal income tax purposes. The Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described in its Prospectus and herein. Losses in one fund do not offset gains in another fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Fund level rather than at the Trust level.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

The Trust intends to qualify the Fund to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations the interest on which is excludable from gross income for Federal income tax purposes (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together, the “shareholders”). Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year. The Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes or for California income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of IDBs or PABs, if any, held by the Fund.

The portion of the Fund’s exempt-interest dividends paid from interest received by the Fund from California Municipal Bonds also will be exempt from California income taxes if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of California Municipal Bonds. The Fund intends to invest at least 50% of its assets in California Municipal Bonds at all times. Shareholders subject to income taxation by states other than California will realize a lower after-tax rate of return than California shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Fund’s distributions that constitutes exempt-interest dividends and the portion that is exempt from California income taxes. The Trust will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for California income tax purposes based on a method similar to that described above for Federal income tax purposes.

Distributions from investment income and capital gains, including exempt-interest dividends, will be subject to California franchise tax if received by a corporate shareholder subject to such tax and may also be subject to state taxes in states other than California and to local taxes imposed by certain cities within and outside of California. Accordingly, investors in the Fund including, in particular, corporate investors that may be subject to the California corporate franchise tax should consult their tax advisers with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

To the extent the Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered ordinary income for Federal income tax purposes and California income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares, and for California income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of the Fund’s taxable year, the Trust will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

All or a portion of the Fund’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain PABs issued after August 7, 1986. PABs are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such PABs and the Trust will report to shareholders within 60 days after calendar year-end the portion of the Fund’s dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

The Fund may invest in high yield securities, as described herein. Furthermore, the Fund may also invest in instruments the return on which includes non-traditional features such as indexed principal or interest payments (“non-traditional instruments”). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it possible that all or a portion of the interest payments on such high yield securities and/or non-traditional instruments could be recharacterized as taxable ordinary income.

The Fund may engage in interest rate swaps. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Additionally, because the treatment of swaps under the RIC qualification rules is not clear, the Fund will monitor its activity in this regard in order to maintain its qualification as a RIC. Because payments received by the Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.

No gain or loss will be recognized for Federal income tax purposes by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis in the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Ordinary income dividends paid to shareholders that are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”) Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

Tax Treatment of Options and Futures Transactions

The Fund may purchase and sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities (“financial futures contracts”). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in swaps, financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in swaps, financial futures contracts or the related options.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and California tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and California tax laws. The Code and the Treasury regulations, as well as the California tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes.

PERFORMANCE DATA

From time to time the Fund may include its yield, tax-equivalent yield, average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield figures are based on the Fund’s historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment date for the dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that, (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculation of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return. Aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund’s total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in the Fund at the beginning of each specified period.

Set forth in the tables below is total return information, before and after taxes, for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

	Class A Shares	Class B Shares	Class C Shares	Class D Shares
	Average Annual Total Return (including maximum applicable sales charge)
One Year Ended August 31, 2002	1.26%	1.04%	3.94%	1.25%
Five Years Ended August 31, 2002	4.88%	5.21%	5.11%	4.78%
Ten Years Ended August 31, 2002	5.80%	5.70%	—	—
Inception (October 21, 1994) to August 31, 2002	—	—	6.14%	6.12%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charge)
One Year Ended August 31, 2002	1.26%	1.04%	3.94%	1.25%
Five Years Ended August 31, 2002	4.78%	5.11%	5.00%	4.68%
Ten Years Ended August 31, 2002	5.61%	5.52%	—	—
Inception (October 21, 1994) to August 31, 2002	—	—	6.07%	6.06%

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charge)
One Year Ended August 31, 2002	2.64%	2.39%	4.13%	2.60%
Five Years Ended August 31, 2002	4.89%	5.08%	4.98%	4.78%
Ten Years Ended August 31, 2002	5.64%	5.50%	—	—
Inception (October 21, 1994) to August 31, 2002	—	—	5.91%	5.97%
	Yield
30 days ended August 31, 2002	4.03%	3.69%	3.59%	3.93%
	Tax Equivalent Yield*
30 days ended August 31, 2002	5.56%	5.09%	4.95%	5.42%

*	Based on a Federal income tax rate of 27.5%.

Total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

On occasion, the Fund may compare its performance to the Lehman Brothers Municipal Bond Index or other market indices or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of that Fund and the index such as standard deviation and beta. In addition, from time to time the Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Trust is a business trust organized on March 20, 1985 under the laws of Massachusetts. The Trust is an open-end management investment company currently comprised of one series (“Series”), the Fund, which is a separate portfolio offering shares to selected groups of purchasers. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust.

At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures (except that Class B shareholders may vote upon material changes to the expenses charged under the Class D distribution plan). The Board of Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.

All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, except as noted above, with respect to matters relating to the account maintenance and/or distribution expenses. Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions with respect to that Series and, upon liquidation or dissolution of the Series, in the net assets of such Series remaining after satisfaction of outstanding liabilities, except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meeting of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series.

The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive or similar rights and will be freely transferable. Conversion and redemption rights are set forth elsewhere herein and in the Fund’s Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust, or of the affected Series or class, as applicable.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust’s obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.

Independent Auditors

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.

Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian

The Bank of New York, 100 Church Street, New York, New York 10286, acts as the Custodian of the Fund’s assets. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund’s investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares—Through the Transfer Agent” in the Prospectus.

Legal Counsel

Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019-6018, is counsel for the Trust.

Reports to Shareholders

The fiscal year of the Fund ends on August 31 of each year. The Trust sends to the Fund’s shareholders, at least semi-annually, reports showing the Fund’s portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

The Fund was formerly known as Merrill Lynch California Municipal Bond Fund. The Fund changed its name to Merrill Lynch California Insured Municipal Bond Fund effective August 17, 2001. The Declaration of Trust establishing the Trust dated March 20, 1985, a copy of which, together with all amendments thereto (the “Declaration”) is on file in the office of the Secretary of the Commonwealth of Massachusetts provides that the name “Merrill Lynch California Municipal Series Trust” refers to the Trustees under the Declaration collectively as the Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to any such person’s private property for the satisfaction of any obligation or claim of the Trust but the “Trust Property” (as defined in the Declaration) only shall be liable.

Under a separate agreement, ML & Co. has granted the Trust the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company, and the Trust has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

To the knowledge of the Trust, no persons or entities owned of record or beneficially 5% or more of the respective Fund’s shares as of November 8, 2002.

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling  1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

The economy of the State of California (referred to herein as the “State” or “California”) is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California’s economy slipped into a moderate recession in early 2001, losing 249,300 jobs between January and November of 2001. The recession was concentrated in the state’s high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. From November 2001 to April 2002, employment grew by 46,300 jobs, as the state began to recover. But the recovery has been slow so far, and unemployment continues to rise. Unemployment has risen from 4.7 percent in February 2001 to 6.2 percent in August 2002. (See “Current State Budget” below.)

California’s July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State’s population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State’s population with a population of over 7.0 million.

The State projects that in calendar year 2002, non-farm employment will be up about 1.0 percent from 2001. Further growth in calendar year 2003 is projected by the State, the year’s average growth expected to be 2.1 percent. The State forecasts that the unemployment rate—a lagging indicator—will edge up to a 6.4 percent average this year from a 6.0 percent average in 2001, and then decline to 5.7 percent in 2003.

Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand should encourage further gains in new residential construction, with 153,000 new units forecast to be authorized by building permits in 2002, up from 149,000 in 2001. Next year, the State expects homebuilding to decline to 148,000 units.

Although California has avoided the commercial construction excesses of the 1980s, slower job growth, coupled with new supply already under construction, will result in rising commercial and retail vacancy rates, which in turn will discourage new construction starts. After several years of strong double-digit growth, the State expects nonresidential permit values (not adjusted for inflation) to slow this year, but edge back up in 2003.

The weakness in personal income growth in the current year is assumed to be primarily driven by a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and the State projects further decreases in Fiscal Year 2002-2003. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast by the State to decline by another 30 percent in 2002, to $31 billion.

Prior Fiscal Years’ Financial Results

The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Since early 2001 the State has faced severe financial challenges, which may continue for several years. Currently, both the nation and the State are experiencing an economic downturn.

2001-2002 Fiscal Year Budget.    The Fiscal Year 2001-2002 Budget Act (the “2001 Budget Act”) was signed by the Governor on July 26, 2001. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

Current State Budget

Background.    The Proposed 2002-2003 Governor’s Budget, released on January 10, 2002 (the “2002-2003 Governor’s Budget”), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, in January of 2002, the Governor projected a combined budget gap for 2001-2002 and 2002-2003 of approximately $12.5 billion.

The May Revision to the 2002-2003 Governor’s Budget (the “May Revision”) disclosed a downward General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The May Revision projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-2002 and 2002-2003 fiscal years. As a result, the combined budget gap for 2001-2002 and 2002-2003 rose from the $12.5 billion estimated in January to $23.6 billion.

Fiscal Year 2002-2003 Budget Act.    The Fiscal Year 2002-2003 Budget Act (the “2002 Budget Act”) was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year—the latest budget signing in the State’s recorded history. The 2002 Budget Act closes the $23.6 billion budget gap between expenditures and revenues (the “Budget Gap”) through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the Budget Gap. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in reductions contained in the budget passed by the Legislature. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about $79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.

The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction of $141 million from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $12.5 billion of revenue anticipation notes as part of its cash management plan.

The State Legislative Analyst (the “Legislative Analyst”), fiscal experts and political leaders in the State acknowledge that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a “structural deficit.” The Legislative Analyst has estimated the structural deficit for the 2003-2004 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated.

Some of the important features of the 2002 Budget Act are the following:

1.  Total Proposition 98 spending increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.

2.  Higher education funding decreased slightly by 0.2 percent, compared to revised 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.

3.  Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.

4.  The 2002 Budget Act contains $4.4 billion of continuing tax relief.

5.  The 2002 Budget Act provides significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.

6.  The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.

Complete text of the 2002 Budget Act may be found at the website of the Department of Finance, www.dof.ca.gov, under the heading “California Budget.”

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

Currently, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P
AA	A1	A+

Currently, the State’s rating outlook with Moody’s and S&P remains negative and its rating with Fitch remains on rating watch—negative.

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Recent Developments Regarding Natural Gas and Electricity

During the past two years California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

Shortages of electricity available within the service areas of California’s three investor-owned utilities (the “Utilities”) have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the “Emergency Services Act”) on the basis that the electricity available from California’s Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the “Power Supply Program”).

DWR borrowed money from the General Fund of the State for DWR’s power supply program between January and June 2001. The amount due to the General Fund is $6.1 billion plus accrued interest of approximately $500 million. In October and November of 2002 DWR issued approximately $11.26 billion in revenue bonds in several series. DWR will use the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and then repay the General Fund. The primary source of money to pay debt service on the DWR revenue bonds will be revenues from customers of the IOUs resulting from charges set by the CPUC. The DWR revenue bonds will not be a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or pledge any form of taxation therefor or to make any appropriation for their payment.

The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the “IOUs”) the portion of their power not provided by the IOUs. The power supply program has become self-supporting and the State does not expect to make any additional loans from the General Fund.

A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the CPUC, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and other matters. See also “Pending Litigation” for a discussion of energy-related litigation involving the State that may have a direct impact on the State’s General Fund.

Local Governments

The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to school districts in 2002-03. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The State has also provided funding to counties and cities through various programs. The 2002 Budget Act and related legislation continue to provide assistance to local governments, including $308 million for various local public safety programs, including the Citizens’ Option for Public Safety (“COPS”) program to support local front-line law enforcement and county juvenile justice and crime prevention programs, approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection and hundreds of millions for health and human services.

The economies of various local governments may be negatively affected by the energy situation in California. (See “Recent Developments Regarding Natural Gas and Electricity” above.) Additionally, for the majority of local governments that do not have publicly owned utilities, the increased charges for power will have budgetary impact, but the degree of that impact cannot be ascertained at this time.

The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2002-2003 CalWORKS caseload is projected to be 522,000, up from 507,000 cases in 2001-2002. This represents a major decline from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.

In 2002-2003 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance-of-effort (“MOE”) requirement. In an effort to keep program expenditures within the Temporary Assistance for Needy Families (“TANF”) Block Grant and TANF MOE amounts, the 2002 Budget Act delays the statutory cost-of-living adjustment for cash grants from October 2002 to June 2003 for savings of $100.1 million. While grant levels will remain the same as in the 2001 Budget Act for the first 11 months of the 2002-03 fiscal year, funding for employment services is provided so that recipients can continue to move toward employment. The 2002 Budget Act includes total CalWORKs-related expenditures of $7.4 billion, including child care transfer amounts for the Department of Education and the State’s general TANF reserve.

Authorization for the TANF program ends December 31, 2002. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California’s TANF funding will be affected by reauthorization.

Historically, funding for the State’s trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. The State’s trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties in 2002-2003.

Tobacco Litigation.    In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The 2002 Budget Act forecasts payments to the State totaling $474 million in 2002-2003 which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies’ payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The “second annual” payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See “Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation” below.)

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

Constitutional and Statutory Limitations.    Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the “full cash value” of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness.

On November 7, 2000, voters approved Proposition 39 called the “Smaller Classes, Safer Schools and Financial Accountability Act” (the “Smaller Classes Act”). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under the California Constitution. The reduced 55 percent voter requirement applies only to bonds of school and community college districts.

Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such programs by raising taxes.

At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Increased total revenues, in the 1994-1995 through 2002-2003 Fiscal Years along with policy decisions to increase K-14 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. Because of the State’s increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 62.4 percent from the level in place in 1994-1995, to an estimated $7,067 per pupil in 2002-2003.

On November 5, 1996 voters approved Proposition 218 called the “Right to Vote on Taxes Act” which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State’s cash flow.

The voters of California adopted a statutory initiative (“Proposition 62”) at the November 4, 1986 election. Proposition 62 generally (1) requires that any tax for general governmental purposes imposed by local governmental entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental agency’s legislative body and by a majority of the electorate of the governmental entity and (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction.

Various provisions of Proposition 62 were declared unconstitutional at the appellate court level. On September 28, 1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity’s continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again. As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various local governments may be subject to challenge under the La Habra ruling.

Future Initiatives.    Articles XIII A, XIII B, XIII C and XIII D and Propositions 62, 98 and 39 were each adopted as measures that qualified for the ballot pursuant to the State’s initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

Pending Litigation.    The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below. The following information is not intended to be comprehensive and does not include all of the litigation pending against the State that would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer’s Office, www.treasurer.ca.gov, under the heading “Bond Information.”

The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The State’s potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. The trial court ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Briefing is underway.

In Howard Jarvis Taxpayers Association et al. v. Kathleen Connell, the Court of Appeal upheld the Controller’s authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. The Supreme Court granted the Controller’s Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court’s injunction. However, the Supreme Court may consider all of the issues raised in the case.

In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et. al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor’s office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as “Proposition 13”). The plaintiffs’ legal claim focuses on the constitutionality of the practice of the Orange County assessor’s office to increase or “recapture” the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court’s decision is not final. Should the court’s determination become final, it will bind only the County of Orange and its assessor’s office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding.

The State has been involved in three refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. Judgment in favor of defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 with interest, which could amount to several billion dollars by the time the cases are finally resolved.

In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at Laguna Honda Hospital in San Francisco should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. Rough estimates suggest that the financial impart of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not modify the scope of the program.

In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action in federal District Court, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and various other federal laws, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

In The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Alameda Superior Court) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney’s fees and costs. Plaintiff’s primary allegation is that the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million. Trial is set for January 10, 2003.

In Eisenhower Medical Center, et al. v. State Bd. of Equalization (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are “medicines” under Revenue and Tax Code Section 6369 and are exempt from sales and use taxes. The trial court has ruled in favor of the State Board of Equalization. An appeal is expected. Should the plaintiffs ultimately prevail, estimated refunds to plaintiffs and other similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the 1998 Master Settlement Agreement as it pertains to California, Utah and the City and County of San Francisco. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court’s dismissal of plaintiffs’ claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint. The District Court denied plaintiffs’ motion for leave to amend. Plaintiffs have appealed. No date has been set for oral argument.

In Grand River Enterprises Six Nations, Ltd., et al. v. Lockyer et al. (U.S. District Court, S.D. New York), filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states’ escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states’ complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court) a consortium of law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating various laws, including the Americans with Disabilities Act, by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms. The potential financial impact of a judgment against the State Defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

In Natural Resources Defense Council et al., v. California Department of Transportation et al., U.S. District Court, Central District, filed October 7, 1993, plaintiffs sought an injunction requiring the Department of Transportation (the “Department”) to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act (“Act”). The case was tried in 1994 and a permanent injunction was issued against the Department requiring the development of various plans and programs. Plaintiffs’ position is that retrofitting of the Department’s facilities should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures, which amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.

In February 2001 the Governor, pursuant to his “commandeering” authority under the California Emergency Services Act, issued executive orders “commandeering” power purchase arrangements held by PG&E and SCE. The issue of whether and to what extent compensation is due is part of a declaratory relief action filed by the State in September 2001, People v. ACN Energy, Inc., et al., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor’s actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor’s actions. This consolidated action is pending in the Sacramento County Superior Court.

On September 6, 2002, PG&E filed a complaint for breach of contract against the State, Pacific Gas and Electric Company v. The State of California. PG&E’s complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, “AB 1890”) authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a “regulatory contract” between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2; Assem. Bill 6 X1) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the “regulatory contract” that PG&E claims was established with PG&E in AB 1890. PG&E’s complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E’s claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The complaint in this matter has not been served on the State, and therefore the State has taken no action in this matter.

APPENDIX II

RATINGS OF MUNICIPAL OBLIGATIONS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:    Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime 1—Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with-established access to a range of financial markets and assured sources of alternate liquidity.

Prime 2—Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Municipal Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation; and

III.
Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings
AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c
The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p
The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (–):    The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1
A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Note Rating

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA
Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A
Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description Of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB
Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.
DDD DD D
Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+”.

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-l” ratings.

F-3
Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S
Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

Notes to Fitch’s Investment Grade Bond Ratings, Speculative Grade Bond Ratings, and Short-Term Ratings

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

Ratings Watch
Ratings are placed on Ratings Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. Ratings Watch is relatively short-term, and should be resolved within three to 12 months.

Ratings Outlook

An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

APPENDIX III

PORTFOLIO INSURANCE

Set forth below is further information with respect to the insurance policies (the “Policies”) that the Funds may obtain from several insurance companies with respect to insured California Municipal Bonds and Municipal Bonds held by the Fund. The Funds have no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of California Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by a Fund. The Policies do not insure (i) municipal securities ineligible for insurance and (ii) municipal securities no longer owned by a Fund.

The Policies do not guarantee the market value of the insured California Municipal Bonds and Municipal Bonds or the value of the shares of a Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that a Fund notify the insurance company as to all California Municipal Bonds and Municipal Bonds in a Fund’s portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by a Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

The Funds will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) or Aaa from Moody’s Investors Service, Inc. (“Moody’s”). No assurance can be given, however, that insurance from insurance carriers meeting these criteria will be at all times available.

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company’s financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch’s opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

An insurance claims-paying ability rating of S&P, Fitch or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract.

III-1

Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

The assignment of ratings by S&P, Fitch or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

III-2

Code #16576-12-02

PART C.    OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number		Description

1	(a)	—Declaration of Trust of the Registrant, dated March 20, 1985.(a)

(b	)	—Amendment to Declaration of Trust, dated July 25, 1985.(a)

(c	)	—Amendment to Declaration of Trust, dated December 21, 1987.(a)

(d	)	—Amendment to Declaration of Trust, dated October 3, 1988.(a)

(e	)	—Instrument establishing Merrill Lynch California Municipal Bond Fund (now named Merrill Lynch California Insured Municipal Bond Fund (the “Fund”)) as a series of the Trust.(a)

(f	)	—Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(a)

(g	)	—Amendment to Instrument establishing the Fund as a series of Registrant.(a)

(h	)	—Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest.(a)

(i	)	—Instrument terminating Merrill Lynch California Insured Municipal Bond Fund as a series of the Trust, dated July 30, 2001.(n)

(j	)	—Instrument amending the designation of the Fund as a series to change name to Merrill Lynch California Insured Municipal Bond Fund, dated July 31, 2001.(n)

2		—By-Laws of the Trust.(a)

3		—Portions of the Declaration of Trust, Certificate of Establishment and Designation and By-Laws of the Trust defining the rights of holders of the Fund as a series of the Registrant.(b)

4	(a)	—Form of Management Agreement between the Trust and Fund Asset Management, L.P. (the “Manager”).(a)

(b	)	—Supplement to Management Agreement between the Trust and Fund Asset Management, L.P.(d)

5		—Form of Unified Distribution Agreement between the Trust and FAM Distributors, Inc. (the “Distributor”).(h)

6		—None.

7		—Form of Custodian Agreement between the Trust and The Bank of New York.(k)

8	(a)(1)	—Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust and Merrill Lynch Financial Data Services, Inc. (now Financial Data Services, Inc.)(a)

(a	)(2)	—Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.

(b	)(1)	—Amended and Restated Credit Agreement between the Trust and a syndicate of banks.(g)

(b	)(2)	—Form of Second Amended and Restated Credit Agreement between the Trust on behalf of the Fund; a syndicate of banks; and certain other parties.(l)

(c	)	—Form of Administrative Services Agreement between the Trust and State Street Bank and Trust Company.(j)

(d	)	—Form of Securities Lending Agency Agreement between the Trust and QA Advisers, LLC, dated August 10, 2001.(m)

9		—Opinion of Sidley Austin Brown & Wood LLP, counsel for the Fund.(f)

Exhibit Number		Description

10		—Consent of Deloitte & Touche LLP, independent auditors for the Fund.

11		—None.

12		—Certificate of Fund Asset Management, L.P.(a)

13	(a)	—Form of Class B Distribution Plan of the Trust.(h)

(b	)	—Form of Class C Distribution Plan of the Trust.(h)

(c	)	—Form of Class D Distribution Plan of the Trust.(h)

14		—Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(e)

15		—Code of Ethics.(i)

(a)
Filed on December 29, 1995 as an Exhibit to Post-Effective Amendment No. 11 to the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 2-96581) (the “Registration Statement”).

(b)
Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Trust’s Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c) and 1(g) with Post-Effective Amendment No. 11 to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Trust and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(d), 1(e) and 1(f), respectively, with Post-Effective Amendment No. 11 to the Registration Statement; and to Articles I, V and VI of the Trust’s By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 11 to the Registration Statement.

(c)	Filed on December 23, 1993 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(d)
Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund, a series of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49872) filed on October 30, 2001.

(e)
Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund, a series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

(f)
Filed on August 14, 1985 as an Exhibit to Pre-Effective No. 2 to the Registration Statement. Refiled with Post-Effective Amendment No. 16 pursuant to Electronic Data Gathering Analysis and Retrieval (EDGAR) requirements.

(g)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Servicer Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.
(h)	Incorporated by reference to Exhibits 5 and 13 to the Registration Statement on Form N-1A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 333-42020), filed on July 21, 2000.
(i)
Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.

(j)
Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

(k)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 of the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
(l)	Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 14, 2001.
(m)
Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 of the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.

(n)	Filed on November 29, 2001 as an Exhibit to Post-Effective Amendment No. 18 to the Registration Statement.

Item 24.    Persons Controlled by or under Common Control with Registrant.

The Registrant is not controlled by or under common control with any other person.

Item 25.    Indemnification.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right in indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser.

Fund Asset Management, L.P. (the “Manager” or “FAM”) acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Manager, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as subadviser to certain other portfolios.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 1, 2000 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies described in the first two paragraphs of this Item 26, and Mr. Doll, is an officer of one or more of such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President
President of MLIM; Director of Princeton Services; Co-Head (Americas Region) of MLIM from 2000 to 2001; Senior Vice President of the Manager and MLIM from 1999 to 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment

Terry K. Glenn	Executive Vice President
President, Merrill Lynch Mutual Funds; Chairman (Americas Region) and Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators

Donald C. Burke	First Vice President and Treasurer	First Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Philip L. Kirstein	General Counsel	General Counsel of MLIM (Americas Region); Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	First Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Mary E. Taylor	Head (Americas Region)	Senior Vice President of ML & Co.; President and Chief Operating Officer of Merrill Lynch Canada, Inc.

Item 27.    Principal Underwriters.

(a)  FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Global Financial Services Master Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Large Cap Series Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD also acts as principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Merrill Lynch Global Balanced Fund of Mercury Funds, Inc., Merrill Lynch International Fund of Mercury Funds, Inc., Mercury Large Cap Series Funds, Inc., Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b)  Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Trustee
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
Debra W. Landsman-Yaros	Vice President	None
William Wasel	Vice President	None
Robert Harris	Secretary	None

(c)  Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Fund—Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Trust—Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 6th day of December 2002.

MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST (Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

TERRY K. GLENN* (Terry K. Glenn)	President (Principal Executive Officer) and Trustee

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA* (James H. Bodurtha)	Trustee

JOE GRILLS* (Joe Grills)	Trustee

HERBERT I. LONDON* (Herbert I. London)	Trustee

ANDRÉ F. PEROLD* (André F. Perold)	Trustee

ROBERTA COOPER RAMO* (Roberta Cooper Ramo)	Trustee

ROBERT S. SALOMON, JR.* (Robert S. Salomon, Jr.)	Trustee

MELVIN R. SEIDEN* (Melvin R. Seiden)	Trustee

STEPHEN R. SWENSRUD* (Stephen R. Swensrud)	Trustee

*By:	/s/ DONALD C. BURKE
(Donald C. Burke, Attorney-in-Fact)
December 6, 2002

POWER OF ATTORNEY

The undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Terry K. Glenn, Donald C. Burke and Robert C. Doll, Jr., or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Securities and Exchange Commission (the “Commission”): Apex Municipal Fund, Inc.; The Asset Program, Inc.; Corporate High Yield Fund, Inc.; Corporate High Yield Fund II, Inc.; Corporate High Yield Fund III, Inc.; Corporate High Yield Fund IV, Inc.; Corporate High Yield Fund V, Inc.; Financial Institutions Series Trust; Fund Asset Management Master Trust; Master Focus Twenty Trust; Master Large Cap Series Trust; Master Mid Cap Growth Trust; Master Premier Growth Trust; Mercury Focus Twenty Fund, Inc.; Mercury HW Funds; Mercury HW Variable Trust; Mercury Large Cap Series Funds, Inc.; Mercury Mid Cap Growth Fund, Inc.; Mercury Premier Growth Fund, Inc.; Merrill Lynch California Municipal Series Trust; Merrill Lynch Focus Twenty Fund, Inc.; Merrill Lynch Focus Value Fund, Inc.; Merrill Lynch Fundamental Growth Fund, Inc.; Merrill Lynch Investment Managers Funds, Inc.; Merrill Lynch Large Cap Series Funds, Inc.; Merrill Lynch Mid Cap Growth Fund, Inc.; Merrill Lynch Multi-State Limited Maturity Municipal Series Trust; Merrill Lynch Multi-State Municipal Series Trust; Merrill Lynch Premier Growth Fund, Inc.; Merrill Lynch Retirement Series Trust; Merrill Lynch Short Term U.S. Government Fund, Inc.; Merrill Lynch U.S. Government Mortgage Fund; Merrill Lynch Variable Series Funds, Inc.; Merrill Lynch World Income Fund, Inc.; MuniAssets Fund, Inc.; MuniEnhanced Fund, Inc.; MuniHoldings California Insured Fund, Inc.; MuniHoldings Insured Fund II, Inc.; MuniInsured Fund, Inc.; MuniYield Arizona Fund, Inc.; MuniYield California Fund, Inc.; MuniYield California Insured Fund II, Inc.; MuniYield Florida Fund; MuniYield Fund, Inc.; MuniYield Insured Fund, Inc.; MuniYield Michigan Fund, Inc.; MuniYield New Jersey Fund, Inc.; MuniYield New York Insured Fund, Inc.; MuniYield Quality Fund, Inc.; and MuniYield Quality Fund II, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Susan B. Baker, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Master Focus Twenty Trust; Master Mid Cap Growth Trust; Master Premier Growth Trust; Mercury Focus Twenty Fund, Inc.; Mercury Mid Cap Growth Fund, Inc.; Mercury Premier Growth Fund, Inc.; Merrill Lynch Focus Twenty Fund, Inc.; Merrill Lynch Mid Cap Growth Fund, Inc.; and Merrill Lynch Premier Growth Fund, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Stephen Benham, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Apex Municipal Fund, Inc.; MuniAssets Fund, Inc.; MuniHoldings Insured Fund II, Inc., MuniInsured Fund, Inc.; and MuniYield Insured Fund, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Phillip S. Gillespie, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Fund Asset Management Master Trust; Mercury HW Funds; Mercury HW Variable Trust; Merrill Lynch Investment Managers Funds, Inc.; Merrill Lynch Retirement Series Trust; Merrill Lynch Short Term U.S. Government Fund, Inc.; and Merrill Lynch U.S. Government Mortgage Fund.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Robert Harris, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Financial Institutions Series Trust and Merrill Lynch World Income Fund, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Bradley J. Lucido, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Corporate High Yield Fund, Inc.; Corporate High Yield Fund II, Inc.; Corporate High Yield Fund III, Inc.; Corporate High Yield Fund IV, Inc.; and Corporate High Yield Fund V, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Allan J. Oster, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: The Asset Program, Inc., Merrill Lynch Focus Value Fund, Inc.; Merrill Lynch Fundamental Growth Fund, Inc.; and Merrill Lynch Variable Series Funds, Inc.

Further, the undersigned Directors/Trustees and Officers of each of the registered investment companies listed below hereby authorize Alice A. Pellegrino, as attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments) for each of the following registered investment companies and to file the same, with all exhibits thereto, with the Commission: Master Large Cap Series Trust; Mercury Large Cap Series Funds, Inc.; Merrill Lynch California Municipal Series Trust; Merrill Lynch Large Cap Series Funds, Inc.; Merrill Lynch Multi-State Limited Maturity Municipal Series Trust; Merrill Lynch Multi-State Municipal Series Trust; MuniEnhanced Fund, Inc.; MuniHoldings California Insured Fund, Inc.; MuniYield Arizona Fund, Inc.; MuniYield California Fund, Inc.; MuniYield California Insured Fund II, Inc.; MuniYield Florida Fund; MuniYield Fund, Inc.; MuniYield Michigan Fund, Inc.; MuniYield New Jersey Fund, Inc.; MuniYield New York Insured Fund, Inc.; MuniYield Quality Fund, Inc.; and MuniYield Quality Fund II, Inc.

Dated: April 16, 2002
/s/ Terry K. Glenn Terry K. Glenn (President/Principal Executive Officer/Director/Trustee)	/s/ Donald C. Burke Donald C. Burke (Vice President/Treasurer/Principal Financial and Accounting Officer)

/s/ James H. Bodurtha James H. Bodurtha (Director/Trustee)	/s/ Joe Grills Joe Grills (Director/Trustee)

/s/ Herbert I. London Herbert I. London (Director/Trustee)	/s/ André F. Perold André F. Perold (Director/Trustee)

/s/ Roberta Cooper Ramo Roberta Cooper Ramo (Director/Trustee	/s/ Robert S. Salomon, Jr. Robert S. Salomon, Jr. (Director/Trustee)

/s/ Melvin R. Seiden Melvin R. Seiden (Director/Trustee)	/s/ Stephen B. Swensrud Stephen B. Swensrud (Director/Trustee)

EXHIBIT INDEX

Exhibit Number		Description

8	(a)(2)	—Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.

10		—Consent of Deloitte & Touche LLP, independent auditors for the Fund.